Release: March 15, 2021

Contact: Marina Ritter

518.431.3500

mritter@paradigmcapital.com

Paradigm Capital Management Given Esteemed Lipper Family Fund Award for Outstanding Portfolio Performance

Albany-based Investment Management Firm Recognized for the Outperformance of Its Family of Funds

ALBANY— Paradigm Capital Management has been named a winner of the highly esteemed Refinitiv Lipper Fund Award for outstanding performance of its family of funds over the past three years. The Refinitiv Lipper Fund Award recognizes funds that have continuously provided excellent risk-adjusted performance and is a sought after award in over 17 countries. Lipper, a Thomson Reuters company, utilizes the Lipper Leader Rating for Consistent Return methodology to select winners throughout the globe. Paradigm is one of eight firms to win the family of funds award, and one of only two firms to receive the equity class award within that group.

“Our philosophy and goal have always been to provide long-term, exceptional results for our clients. Since the inception of the firm, we have believed that there is no substitute for hard work and thorough analysis. This legacy has distinguished our process over the past 25 years and it is what continues to allow Paradigm’s investments to deliver strong returns. I am honored to have our funds recognized by the Refinitiv Lipper Fund Award and for our team to receive the recognition they deserve,” said Candace King Weir, Founder and Chief Investment Officer, Paradigm Capital Management.

Paradigm Capital Management is an Albany-based firm established in 1994 by Candace King Weir. A female trailblazer in small-cap equity research and asset management, Mrs. Weir established Paradigm Capital Management after previously founding a boutique equity research firm. Her vision has always recognized the importance of primary research and its ability to drive long-term performance. As a women-owned and managed firm since its inception, Paradigm believes that its differentiated process and perspective have driven incremental value over time. Paradigm’s award-winning group of mutual funds includes one four-star rated (Paradigm Value Fund) and two five-star rated (Paradigm Select Fund and Paradigm Micro-Cap Fund) funds, as rated by Morningstar.

“Paradigm Capital Management is grounded in principles and philosophies that have allowed our firm to excel and deliver outperformance for its clients over time. We have remained a small boutique firm despite changes in the asset management landscape, which allows us to make thoughtful investment decisions based on our primary research and institutional knowledge. This award is recognition of the success we strive to deliver year over year and speaks to the mindset of the firm and our continued focus on delivering superior results for our clients,” said Amelia Weir, Senior Vice President, Paradigm Capital Management.

The Refinitiv Lipper Fund Awards were announced on March 11, 2021 and eight firms were recognized in the Family of Fund over 36-month category.

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About Paradigm Capital Management:

Paradigm’s heritage extends back to the early 1970s when Candace King Weir founded an institutional research boutique specializing in small-cap equities. Recognizing that small-caps presented unique opportunities to capitalize on inefficiencies and valuation discrepancies, Paradigm Capital Management was established in the early 1990s.

Today, we maintain our resolute belief in the outsize return potential of small caps. We continuously refine our research approach, while reaffirming key tenets of our investment process. Over time, we have learned firsthand that consistent interaction with and evaluation of a company’s management and competitive positioning can drive superior investment results.

Important Information:

Past performance does not guarantee future results. Investing in small-cap stocks is more risky and more volatile than investing in large-cap stocks. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1 (800) 544-6547.

Before investing, carefully consider the investment objectives, risks, management fees, and expenses. To obtain a prospectus which contains this and other information about the Fund, please call 1 (800) 239-0732 or visit www.paradigm-funds.com. Please read the prospectus carefully before investing or sending money.

©2020 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Star ratings are based on a Morningstar risk-adjusted return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The overall rating is a weighted average of the 3-, 5-, and 10-year (if applicable) returns. 5 Stars = top 10% of funds in a category; 4 stars = next 22.5% of funds; 3 stars = middle 35%; 2 stars = next 22.5%; 1 star = bottom 10%. A fund must be in existence three years to be rated. Ratings are subject to change monthly. As of 12/31/20, the Paradigm Select Fund had a 5-star rating for the 3-year period (629 funds), and a 5-star rating for the 5-year period (517 funds), and a 5-star rating for the 10-year period (367 funds) and overall the Select Fund had a 5-star rating (629 funds). As of 12/31/20, the Paradigm Value Fund had a 5-star rating for the 3-year period (629 funds), and a 5-star rating for the 5-year period (517 funds), and a 3-star rating for the 10-year period (367 funds) and a 4-star rating for the Overall period (629 funds) As of 12/31/20, the Paradigm Micro-Cap Fund had a 5-star rating for the 3-year period (629 funds), a 5-star rating for the 5-year period (517 funds), a 5-star rating for the 10-year period (367 funds), and a 5-star rating for the Overall period (629 funds).

Disclaimer:

The Refinitiv Lipper Fund Awards, granted annually, highlight funds and fund companies that have excelled in delivering consistently strong risk-adjusted performance relative to their peers.

The Refinitiv Lipper Fund Awards are based on the Lipper Leader for Consistent Return rating, which is a risk-adjusted performance measure calculated over 36, 60 and 120 months. The fund with the highest Lipper Leader for Consistent Return (Effective Return) value in each eligible classification wins the Refinitiv Lipper Fund Award. For more information, see lipperfundawards.com. Although Refinitiv Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Refinitiv Lipper.

The award for small fund family groups requires at least three distinct portfolios in one of the asset classes – equity, bond or mixed-asset. The lowest average decile rank of the three years’ consistent return measure of the eligible funds per asset class and group will determine the asset class group award winner over the three-year period.